                                                                     EXHIBIT 5.1


                       OPINION OF GREENBERG TRAURIG, P.A.

                                  April 10, 2001


RailAmerica, Inc.
5300 Broken Sound Boulevard, N.W.
Boca Raton, Florida 33487

         RE: REGISTRATION STATEMENT ON FORM S-8 FOR (I) RAILAMERICA, INC.'S 1992 STOCK OPTION PLAN, (II) RAILAMERICA INC.'S 1995 STOCK INCENTIVE PLAN, (III) RAILAMERICA INC.'S 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, (IV) RAILAMERICA INC.'S 1998 EXECUTIVE INCENTIVE COMPENSATION PLAN, (V) THE EMPLOYMENT AGREEMENT, MADE AS OF MARCH 1, 1994, BETWEEN GARY O. MARINO AND RAILAMERICA, INC. AND (VI) CERTAIN INDIVIDUAL STOCK OPTION AGREEMENTS AS ENTERED INTO BY THE PARTIES SET FORTH ON
                  SCHEDULE I ATTACHED HERETO.

Ladies and Gentlemen:

         On the date hereof, RailAmerica, Inc., a Delaware corporation ("the Company"), sent for filing with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-8 (the "Registration Statement"), under the Securities Act of 1933, as amended (the "Act"). The Registration Statement relates to the offering and sale by the Company of up to 4,105,824 shares (the "Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), including shares issuable upon the exercise of options to purchase or shares underlying other awards pertaining to (i) 30,000 shares of Common Stock granted under the Company's 1992 Stock Option Plan (the "1992 Plan"), (ii) 223,750 shares of Common Stock granted under the Company's 1995 Stock Incentive Plan (the "1995 Plan"), (iii) 750,000 shares of Common Stock granted or to be granted under the Company's 1995 Non-Employee Director's Stock Option Plan (the "Directors Plan"), (iv) 2,450,158 shares of Common Stock granted or to be granted under the Company's 1998 Executive Incentive Compensation Plan (the "1998 Plan"), (v) 262,500 shares of Common Stock granted pursuant to the terms of the Employment Agreement, made as of March 1, 1994 by and between Gary O. Marino and the Company (the "1994 Employment Agreement") and
(vi) 389,416 shares of Common Stock granted pursuant to individual Stock Option Agreements (the "Individual Stock Option Agreements") entered into by the parties set forth on Schedule I attached hereto. We have acted as counsel to the Company in connection with the preparation and filing of the Registration Statement.

         In connection therewith, we have examined and relied upon the original or a copy, certified to our satisfaction, of (i) the Certificate of Incorporation and Bylaws of the Company; (ii) the Registration Statement and exhibits thereto; and (iii) such other documents and instruments as we have deemed necessary for the expression of the opinions herein contained. In making the foregoing examinations, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as certified or photostatic copies. As to various questions of fact material to this opinion, we have relied, to the extent we deemed reasonably appropriate, upon representations of officers or directors of the Company and upon documents, records and instruments furnished to us by the Company, without independently checking or verifying the accuracy of such documents, records and instruments.

         Based upon the foregoing examination, we are of the opinion that the shares of Common Stock issuable under (i) the 1992 Plan, (ii) the 1995 Plan,
(iii) the Directors Plan, (iv) the 1998 Plan, (v) the 1994 Employment Agreement and (vi) the Individual Stock Option Agreements, when issued against payment therefor in accordance with the terms of the 1992 Plan, the 1995 Plan, the Directors Plan, the 1998 Plan, the 1994 Employment Agreement and the Individual Stock Option Agreements, as the case may be, will be duly and validly issued, fully paid and nonassessable.


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


         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. In giving such consent, we do not admit that we come within the category of persons whose consent is required by Section 7 of the Act or the rules and regulations of the Commission thereunder.

                                         Sincerely,

                                         GREENBERG TRAURIG, P.A.


                                         By: /s/ Fern S. Watts
                                             ---------------------------
                                                 Fern S. Watts


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


                                                                      Schedule I


            PARTIES TO THE RAILAMERICA, INC. STOCK OPTION AGREEMENTS


                                    # OF OPTIONS    EXERCISE PRICE OF
                                    GRANTED UNDER    OPTIONS GRANTED      DATE OF STOCK
         NAME OF PARTY                AGREEMENT      UNDER AGREEMENT     OPTION AGREEMENT
-------------------------------     -------------   -----------------    ----------------
W. Graham Claytor ............          10,000          $     3.65            3/15/96
Donald Redfearn ..............          50,000          $     5.00            11/1/96
Al Sauer .....................           5,000          $     5.00            11/1/96
Gregory Jordan ...............           3,500          $    6.125            6/30/98
Tom Smith ....................           3,500          $    6.125            6/30/98
Wes Chandler .................           3,000          $    6.125            6/30/98
Raymond Schakel ..............           1,500          $    6.125            6/30/98
Steve Gould ..................           1,250          $    6.125            6/30/98
Ronnie Cole ..................           1,250          $    6.125            6/30/98
Norman McInis ................           1,250          $    6.125            6/30/98
Lewis Smith ..................             416          $    6.125            6/30/98
Sherman Robertson ............             416          $    6.125            6/30/98
Gary Wasney ..................           1,250          $    6.125            6/30/98
Lynn Gohlke ..................           1,000          $    6.125            6/30/98
Barbara Terrell ..............           1,000          $    6.125            6/30/98
Cody Cooper ..................             667          $    6.125            6/30/98
Gilbert Guajando .............           1,000          $    6.125            6/30/98
John Cope ....................           1,000          $    6.125            6/30/98
Melinda Ivy ..................           1,000          $    6.125            6/30/98
Stephanie Cooper .............             667          $    6.125            6/30/98
Jeb McCellan .................           1,000          $    6.125            6/30/98
Fred Gould ...................           1,000          $    6.125            6/30/98
Richard Pafford ..............           1,000          $    6.125            6/30/98
Mike Coward ..................           1,000          $    6.125            6/30/98
John Loden ...................           1,000          $    6.125            6/30/98
Lester Evans .................           1,000          $    6.125            6/30/98
Liz Reinhardt ................           1,000          $    6.125            6/30/98
David Saunders ...............           1,000          $    6.125            6/30/98
John Goulant .................           1,000          $    6.125            6/30/98
Wayne August .................           3,500          $    6.125            6/30/98
Marc Jacobowitz ..............           3,500          $    6.125            6/30/98
Robert Parker ................           3,500          $    6.125            6/30/98
Al Sauer .....................           3,500          $    6.125            6/30/98


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

                                    # OF OPTIONS    EXERCISE PRICE OF
                                    GRANTED UNDER    OPTIONS GRANTED      DATE OF STOCK
         NAME OF PARTY                AGREEMENT      UNDER AGREEMENT     OPTION AGREEMENT
-------------------------------     -------------   -----------------    ----------------
Tracy Trent ..................           3,000          $    6.125           6/30/98
Mark Garvin ..................           2,500          $    6.125           6/30/98
Harry Krog ...................           1,500          $    6.125           6/30/98
R. Mike Bobic ................           1,500          $    6.125           6/30/98
Jeff Luttermoser .............           1,500          $    6.125           6/30/98
Dorothy Singer ...............           1,500          $    6.125           6/30/98
Chris Benson .................           1,000          $    6.125           6/30/98
Robin Bergeron ...............           1,500          $    6.125           6/30/98
David McCloud ................           1,500          $    6.125           6/30/98
Thomas Hawksworth ............           1,500          $    6.125           6/30/98
Ralph Iden ...................           1,500          $    6.125           6/30/98
Thomas Mauer .................           1,250          $    6.125           6/30/98
Buck Workman .................           1,250          $    6.125           6/30/98
Mary Jane Levin ..............           1,000          $    6.125           6/30/98
Vivian Trapnell ..............           1,000          $    6.125           6/30/98
Julie McLain .................           1,000          $    6.125           6/30/98
Katie Burger .................           1,000          $    6.125           6/30/98
Barbara Johnson ..............             500          $    6.125           6/30/98
Hal Valeche ..................          25,000          $    6.125           6/30/98
Gregory Jordan ...............           3,000          $    8.750            4/8/99
Tom Smith ....................           4,000          $    8.750            4/8/99
Wes Chandler .................           3,000          $    8.750            4/8/99
Raymond Schakel ..............           1,250          $    8.750            4/8/99
Steve Gould ..................           1,250          $    8.750            4/8/99
Ronnie Cole ..................           1,250          $    8.750            4/8/99
Norman McInis ................           1,250          $    8.750            4/8/99
Lewis Smith ..................           1,250          $    8.750            4/8/99
Sherman Robertson ............           1,250          $    8.750            4/8/99
Gary Wasney ..................           1,250          $    8.750            4/8/99
Lynn Gohlke ..................           1,000          $    8.750            4/8/99
Barbara Terrell ..............           1,000          $    8.750            4/8/99
Cody Cooper ..................           1,000          $    8.750            4/8/99
Gilbert Guajandro ............           1,250          $    8.750            4/8/99
John Cope ....................           1,000          $    8.750            4/8/99
Melinda Ivy ..................           1,000          $    8.750            4/8/99
Stephanie Cooper .............           1,000          $    8.750            4/8/99
Jeb McClellan ................           1,000          $    8.750            4/8/99


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

                                    # OF OPTIONS    EXERCISE PRICE OF
                                    GRANTED UNDER    OPTIONS GRANTED      DATE OF STOCK
         NAME OF PARTY                AGREEMENT      UNDER AGREEMENT     OPTION AGREEMENT
-------------------------------     -------------   -----------------    ----------------
Fred Gould ...................           1,250          $    8.750            4/8/99
Richard Pafford ..............           1,000          $    8.750            4/8/99
Mike Crawford ................           1,000          $    8.750            4/8/99
John Loden ...................           1,000          $    8.750            4/8/99
Lester Evans .................           1,000          $    8.750            4/8/99
Liz Reinhardt ................           1,000          $    8.750            4/8/99
David Saunders ...............           1,000          $    8.750            4/8/99
John Goulant .................           1,000          $    8.750            4/8/99
Hal Valeche ..................           6,000          $    8.750            4/8/99
Wayne August .................           3,500          $    8.750            4/8/99
Marc Jacobowitz ..............           3,500          $    8.750            4/8/99
Charlie Moore ................           3,500          $    8.750            4/8/99
Brian McGinity ...............           3,500          $    8.750            4/8/99
Robert Parker ................           3,500          $    8.750            4/8/99
J. Preston Claytor ...........           3,500          $    8.750            4/8/99
Al Sauer .....................           3,500          $    8.750            4/8/99
Lyndell Bert .................           3,000          $    8.750            4/8/99
Tracy Trent ..................           3,000          $    8.750            4/8/99
Al Rojas .....................           3,000          $    8.750            4/8/99
Mark Garvin ..................           2,500          $    8.750            4/8/99
Brian Smith ..................           1,500          $    8.750            4/8/99
Harry Krog ...................           1,500          $    8.750            4/8/99
R. Mike Bobic ................           1,500          $    8.750            4/8/99
Jeff Luttermoser .............           1,500          $    8.750            4/8/99
Dorothy Singer ...............           1,500          $    8.750            4/8/99
Chris Benson .................           1,500          $    8.750            4/8/99
Robin Bergeron ...............           1,500          $    8.750            4/8/99
David McCloud ................           1,500          $    8.750            4/8/99
Thomas Hawksworth ............           1,500          $    8.750            4/8/99
Ralph Iden ...................           1,500          $    8.750            4/8/99
Thomas Mauer .................           1,250          $    8.750            4/8/99
Buck Workman .................           1,250          $    8.750            4/8/99
M. Jane Levin ................           1,000          $    8.750            4/8/99
Vivian Trapnell ..............           1,000          $    8.750            4/8/99
Julie McLain .................           1,000          $    8.750            4/8/99
Katie Burger .................           1,000          $    8.750            4/8/99
Nancy Goss ...................           1,000          $    8.750            4/8/99


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

                                    # OF OPTIONS    EXERCISE PRICE OF
                                    GRANTED UNDER    OPTIONS GRANTED      DATE OF STOCK
         NAME OF PARTY                AGREEMENT      UNDER AGREEMENT     OPTION AGREEMENT
-------------------------------     -------------   -----------------    ----------------
Peter Spoto ..................           1,000          $    8.750            4/8/99
Barbara Johnson ..............             500          $    8.750            4/8/99
Pamela Slifka ................          10,000          $    8.750            4/8/99
Anne Venema ..................           1,500          $    8.750            4/8/99
Marinus van Onselen ..........          25,000          $    8.750            4/8/99
Peter Turrell ................          15,000          $    9.750          10/13/99
Ross Kemp ....................          10,000          $    9.750          10/13/99
Garry Molloy .................          10,000          $    9.750          10/13/99
Larry Ross ...................           3,500          $    9.750          10/13/99
Ken Dixon ....................           3,500          $    9.750          10/13/99
Jim DiJoseph .................           3,500          $    9.750          10/13/99
Shawn Smith ..................           3,500          $    9.750          10/13/99
Grant Bailey .................           3,500          $    9.750          10/13/99
Peter Valarde ................           1,500          $    9.750          10/13/99
Ronald Benson ................           1,500          $    9.750          10/13/99
Bert Ruden ...................           1,500          $    9.750          10/13/99
Vern Hein ....................           3,000          $    9.750          10/13/99
Tim Husel ....................           3,000          $    9.750          10/13/99
Dave Shurlock ................           3,000          $    9.750          10/13/99
Eric Carroux .................           1,500          $    9.750          10/13/99
Brent Cheek ..................           1,500          $    9.750          10/13/99
Charlie Fukala ...............           1,500          $    9.750          10/13/99
Urgel Dostie .................          10,000          $    9.750          10/13/99
John Loisel ..................           3,000          $    9.750          10/13/99
Sylvain Perron ...............           3,000          $    9.750          10/13/99
Patrick Gregore ..............           3,000          $    9.750          10/13/99


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